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                                                                       EXHIBIT A

                      COLONIAL REALTY LIMITED PARTNERSHIP

                               Medium-Term Notes
                   Due Nine Months or More From Date of Issue

                             DISTRIBUTION AGREEMENT

                                                                 August 31, 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center
North Tower, 10th Floor
New York, New York  10281-1310

BANC ONE CAPITAL MARKETS, INC.
Mail Code IL1-0315
Banc One Plaza - 14/th/ Floor
Chicago, IL  60670-0315

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York  10167

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York  10004

PNC CAPITAL MARKETS, INC.
249 Fifth Avenue
Pittsburgh, Pennsylvania  15222

SALOMON SMITH BARNEY INC.
388 Greenwich Street
New York, New York  10013

WACHOVIA SECURITIES, INC.
Wachovia Securities, Inc.
191 Peachtree Street, NE
Atlanta, GA  30303

Ladies and Gentlemen:

     Colonial Realty Limited Partnership, a Delaware limited partnership (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
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Incorporated, Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Goldman,
Sachs & Co., PNC Capital Markets, Inc., Salomon Smith Barney Inc. and Wachovia Securities, Inc. (each, an "Agent," and collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of July 22, 1996, as amended or modified from time to time (the "Indenture"), between the Company and Bankers Trust Company, as trustee
(the "Trustee"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $225,000,000 aggregate initial offering price of Notes
(or its equivalent, based upon the exchange rate on the applicable trade date in such foreign or composite currencies as the Company shall designate at the time of issuance) to or through the Agents pursuant to the terms of this Agreement.
It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

     This Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case such Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

     The Company has filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 333-42049 and 333-37922) for the registration of debt securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to any acceptance by the Company of an offer for the purchase of Notes. Such registration statements (as so amended, if applicable) have been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statements (as so amended, if applicable) are collectively referred to herein as the "Registration Statement"; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and pricing supplements relating to the offering of Notes), in the form first furnished to the applicable Agent(s) referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to any acceptance by the Company of an offer for the purchase of Notes; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus furnished by the Company after the registration statement became effective and before any acceptance by the Company of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include

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any copy filed with the Commission pursuant to its Electronic Data Gathering,
Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "disclosed," "contained," "included," "described" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

SECTION 1.  Appointment as Agent.
            --------------------

      (a)   Appointment. Subject to (i) the terms and conditions stated herein
            -----------
and (ii) the reservation by the Company of the right to sell Notes directly on its own behalf and to appoint, upon at least 7 days' prior written notice to the Agents, additional persons to serve as Agents hereunder (provided that such persons are engaged on the same terms and conditions as those contained in this Agreement), the Company hereby agrees that Notes will be sold to or through the Agents and that it will not appoint any other agents to act on its behalf, or to assist it, in the placement of the Notes; provided, however, that notwithstanding anything to the contrary included in this Agreement, the Company may accept any offer to purchase Notes from or through any broker or dealer (other than an Agent) if (i) the Company shall not have solicited such offer,
(ii) such broker or dealer is engaged on the same terms and conditions as those contained in this Agreement and (iii) the Company notifies the Agents promptly following acceptance of such an offer.

      (b)   Sale of Notes.  The Company shall not sell or approve the
            -------------
solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

      (c)   Purchases as Principal. The Agents shall not have any obligation to
            ----------------------
purchase Notes from the Company as principal. However, absent an agreement between an Agent and the Company that such Agent shall be acting solely as an agent for the Company, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from the Company by an Agent as principal shall be made in accordance with Section 3(a) hereof.

      (d)   Solicitations as Agent. If agreed upon between an Agent and the
            ----------------------
Company, such Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such

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Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

     (e)   Reliance. The Company and the Agents agree that any Notes
           --------
purchased from the Company by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Company shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2. Representations and Warranties.
           ------------------------------

     (a) The Company represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), as follows:

                  (i)   Due Incorporation, Good Standing and Due Qualification
                        ------------------------------------------------------
     of the Company. The Company has been duly formed and is validly existing
     --------------
     as a partnership in good standing under the laws of Delaware with requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated in the Prospectus; the Company is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect").

                  (ii)  Due Incorporation, Good Standing and Due Qualification
                        ------------------------------------------------------
     of Significant Subsidiaries. Each significant subsidiary (as such term is
     ---------------------------
     defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act), if any (each a "Significant Subsidiary"), has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of its organization, has the requisite corporate or partnership power and authority to own, lease and operate its properties and conduct its business as

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     described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect; except as otherwise stated in the Prospectus, all of the issued and outstanding capital stock or other ownership interests in each Significant Subsidiary, if any, have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock or other ownership interests in any Significant Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary.

          (iii)   Agreement of Limited Partnership. The Agreement of Limited
                  --------------------------------
     Partnership of the Company, as amended and restated, has been duly and validly authorized, executed and delivered by Colonial Properties Trust ("CPT"), as general partner of the Company, and by the limited partners of the Company, and is a valid and binding agreement of CPT and such limited partners of the Company, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.


          (iv)    Registration Statement and Prospectus. The Company meets the
                  -------------------------------------
     requirements for use of Form S-3 under the 1933 Act; the Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (including any Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the Indenture has been duly qualified under the 1939 Act; at the respective times that the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto (including the filing of the Company's most recent Annual Report on Form 10-K, if any, with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, that no representation or warranty is made as to information contained in or omitted from that part of the Registration Statement which shall constitute the Statement of Eligibility on Form T-1 under the Trust Indenture Act of Trustee under the Indenture); each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act,

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

     complied when so filed in all material respects with the 1933 Act Regulations; each preliminary prospectus and the Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof, at the date of the Prospectus and at each Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any of the Agents expressly for use in the Registration Statement or the Prospectus.

          (v)   Incorporated Documents. The documents incorporated or deemed to
                ----------------------
     be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (vi)  Independent Accountants. The accountants who certified the
                -----------------------
     financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (vii) Financial Statements. The financial statements of the Company
                --------------------
     (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the historical summaries of revenue and certain operating expenses filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the revenue and those operating expenses included in such summaries of the properties related thereto for the periods specified in conformity with generally accepted accounting principles; the selected financial data and the summary financial information included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus; the pro forma financial information, if any, included or incorporated by reference in the Prospectus presents fairly the pro forma consolidated financial condition and results of operations of the Company at the dates and for the periods indicated and has been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the Commission's rules and

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     guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (viii)  No Material Changes. Since the respective dates as of which
                  -------------------
     information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a Material Adverse Effect, (2) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (3) no material casualty, loss or condemnation or other material adverse event with respect to any of the Properties (as defined below) has occurred.

          (ix)    Authorization, etc. of this Agreement, the Indenture and the
                  ------------------------------------------------------------
     Notes. This Agreement has been duly authorized, executed and delivered by
     -----
     the Company; the Indenture has been duly authorized, executed and delivered by the Company and will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (1) requirements that a claim with respect to any Notes payable other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly authorized for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles, and except further as enforcement thereof may be limited by (1) requirements that a claim with respect to any Notes other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate or exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes will be substantially in a form contemplated by the Indenture; and each holder of Notes will be entitled to the benefits of the Indenture.

          (x)     Descriptions of the Indenture and the Notes. The Indenture and
                  -------------------------------------------
     the Notes conform and will conform in all material respects to the statements relating thereto contained in the Prospectus and are substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

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          (xi)    Absence of Defaults and Conflicts. Neither the Company nor any
                  ---------------------------------
     of its subsidiaries is in violation of the provisions of its charter, by-laws or partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Notes and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated by the Prospectus, and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate or partnership action, as the case may be, and does not and will not materially conflict with or constitute a material breach of, or material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the charter, by-laws or partnership agreement of the Company or any of its subsidiaries, or any applicable law, administrative regulation or administrative or court decree.

          (xii)   Absence of Labor Disputes. No labor dispute with the employees
                  -------------------------
     of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiii)  Absence of Proceedings. There is no action, suit, proceeding,
                  ----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which may reasonably be expected to result in a Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the performance by the Company of its obligations under this Agreement, the Indenture and the Notes or in connection with the transaction contemplated by the Prospectus; and the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in a Material Adverse Effect.

          (xiv)   Accuracy of Exhibits. There are no contracts or documents
                  --------------------
     which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (xv)    Possession of Intellectual Property. The Company and its
                  -----------------------------------
     subsidiaries own or possess, or can acquire on reasonable terms, trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company or any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement, conflict, invalidity or inadequacy, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xvi)   Possession of Licenses and Permits. The Company and its
                  ----------------------------------
     subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xvii)  Title to Property. Except as otherwise disclosed in the
                  -----------------
     Prospectus and except as would not have a Material Adverse Effect: (a) except for those portions of Macon Mall and Orlando Fashion Square that are leased by the Company pursuant to long-term subordinated ground leases, the Company or its subsidiaries have good and marketable title in fee simple to all real property and improvements described in the Prospectus as being owned by the Company or any of its subsidiaries in fee (collectively, the "Properties"); (b) all liens, charges, encumbrances, claims or restrictions on or affecting the real property and improvements owned by the Company or any of its subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (c) neither the Company nor any of its subsidiaries, or to the knowledge of the Company, any lessee of any portion of the real property or improvements owned by the Company or any of its subsidiaries, is in default under any of the leases pursuant to which the Company or any of its subsidiaries leases such real property or improvements, and the Company and its subsidiaries know of no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (d) all the real property and improvements owned by the Company or any of its subsidiaries comply with all applicable codes and zoning laws and regulations; and (e) the Company and its subsidiaries have no knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that would in any manner affect the size of, use of, improvements on, construction on, or access to any of the real property or improvements owned by the Company or any of its subsidiaries.

          (xviii) Environmental Laws. Except as otherwise disclosed in the
                  ------------------
     Prospectus or the Company's Registration Statement, the Company and its subsidiaries have no knowledge of: (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Properties or
     (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or from the Properties as a result of any construction on or operation and use of the Properties, which presence or occurrence would have a Material Adverse Effect; and in connection with the construction on or operation and use of the Properties, the Company and its subsidiaries have no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials that could have a Material Adverse Effect.

          (xix)   No Filings, Regulatory Approvals, etc. No filing with, or
                  -------------------------------------
     approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Company of its obligations under this Agreement, the Indenture and the Notes or in connection with the transactions contemplated by the Prospectus, except such as have been previously obtained or rendered, as the case may be except such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or the rules of the National Association of Securities Dealers, Inc. ("NASD").

          (xx)    Investment Company Act. The Company is not, and upon the
                  ----------------------
     issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxi)   Commodity Exchange Act. The Notes, upon issuance, will be
                  ----------------------
     excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended, and the rules and regulations of the Commodity Futures Trading Commission under such Act, as amended.

          (xxii)  Ratings. To the Company's knowledge after due inquiry, the
                  -------
     Medium-Term Note Program under which the Notes are issued (the "Program"), as well as the Notes, are rated Baa3 by Moody's Investors Service, Inc. and BBB-by Standard & Poor's Ratings Service, or such other rating as to which the Company shall have most recently notified the Agents pursuant to
     Section 4(a) hereof.

     (b)  Additional Certifications. Any certificate signed by any officer of
          -------------------------
the Company or any of its subsidiaries and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company to such Agent or Agents as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 3.   Purchases as Principal; Solicitations as Agent.
             ----------------------------------------------

     (a)     Purchases as Principal. Notes purchased from the Company by the
             ----------------------
Agents, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent or Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from the Company in connection with such purchases to such brokers or dealers. At the time of each purchase of Notes from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the officers' certificate, opinions of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

     If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

          (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents, or

          (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     (b)  Solicitations as Agent. On the basis of the representations and
          ----------------------
warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and such Agent.

     The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent, as an agent of the Company, as set forth in Schedule A hereto.

     (c)   Administrative Procedures. The purchase price, interest rate or
           -------------------------
formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the applicable Agent(s) and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. The Agents and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Administrative Procedures set forth in Exhibit B hereto (the "Procedures").

SECTION 4. Covenants of the Company.
           ------------------------

     The Company covenants and agrees with each Agent as follows:

     (a)   Notice of Certain Events. The Company will notify the Agents
           ------------------------
immediately, and confirm such notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any preliminary prospectus, or of the initiation of any proceedings for that purpose or (v) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b)  Filing or Use of Amendments. The Company will give the Agents advance
          ---------------------------
notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish to the Agents copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such document to which the Agents or counsel for the Agents shall object.

     (c)  Delivery of the Registration Statement. The Company has furnished to
          --------------------------------------
each Agent and to counsel for the Agents, without charge, signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed and conformed copies of all consents and certificates of experts. Copies of the Registration Statement and each amendment thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d)  Delivery of the  Prospectus.  The Company will deliver to each Agent,
          ---------------------------
without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e)  Preparation of Pricing Supplements.  The Company will prepare, with
          ----------------------------------
respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

     (f)  Revisions of Prospectus -- Material Changes. Except as otherwise
          -------------------------------------------
provided in subsection (m) of this Section 4, if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Company will promptly prepare and file with the Commission, subject to Section 4(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request. In addition, the Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

     (g)  Prospectus Revisions -- Periodic Financial Information. Except as
          ------------------------------------------------------
otherwise provided in subsection (m) of this Section 4, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to include financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

     (h)  Prospectus Revisions -- Audited Financial Information. Except as
          -----------------------------------------------------
otherwise provided in subsection (m) of this Section 4, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to include such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such consolidated financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

     (i)  Earnings Statements.  The Company will timely file such reports
          -------------------
pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
Section 11(a) of the 1933 Act.

     (j)    Reporting Requirements. The Company, during the period when the
            ----------------------
Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

     (k)    Restriction on Offers and Sales of Securities. Unless otherwise
            ---------------------------------------------
agreed upon between one or more Agents acting as principal and the Company, between the date of the agreement by such Agent(s) to purchase the related Notes from the Company and the Settlement Date with respect thereto, the Company will not, without the prior written consent of such Agent(s), issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement or commercial paper in the ordinary course of business).

     (l)    Use of Proceeds.  The Company will use the net proceeds received by
            ---------------
it from the issuance and sale of the Notes in the manner specified in the Prospectus.

     (m)    Suspension of Certain Obligations. The Company shall not be required
            ---------------------------------
to comply with the provisions of subsection (f), (g) or (h) of this Section 4 during any period from the time (i) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Company and (ii) no Agent shall then hold any Notes purchased from the Company as principal, as the case may be, until the time the Company shall determine that solicitation of offers for the purchase of Notes should be resumed or an Agent shall subsequently purchase Notes from the Company as principal.

SECTION 5.  Conditions of Agents' Obligations.
            ---------------------------------

     The obligations of one or more Agents to purchase Notes from the Company as principal and to solicit offers for the purchase of Notes as an agent of the Company, and the obligations of any purchasers of Notes sold through an Agent as an agent of the Company, will be subject to the accuracy of the representations and warranties on the part of the Company herein contained or contained in any certificate of an officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance and observance by the Company of its covenants and other obligations hereunder, and to the following additional conditions precedent:

     (a)    Effectiveness of Registration Statement.  The Registration Statement
            ---------------------------------------
(including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents.

     (b)    Legal Opinions.  On the date hereof, the Agents shall have received
            --------------
the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

            (1)  Opinions of Counsel for the Company.  The favorable opinion of
                 -----------------------------------
     Hogan & Hartson L.L.P., counsel for the Company, to the effect set forth in Exhibit C hereto and to such further effect as the Agents may reasonably request, and the favorable opinion of

     Leitman, Siegal & Payne, P.C., special real estate counsel for the Company, to the effect set forth in Exhibit D hereto and to such further extent as the Agents may reasonably request.

          (2)  Opinion of Counsel for the Agents. The favorable opinion of Brown
               ---------------------------------
     & Wood llp, counsel for the Agents, with respect to such matters as the Agents may reasonably request.

     (c)  Officer's Certificate. On the date hereof, there shall not have been,
          ---------------------
since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Agents shall have received a certificate of the President or a Senior Vice President of CPT and of the chief financial officer and chief accounting officer of CPT, dated as of the date hereof, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such officer's knowledge, are threatened by the Commission.

     (d)  Comfort Letter of PricewaterhouseCoopers LLP. On the date hereof, the
          --------------------------------------------
Agents shall have received a letter from PricewaterhouseCoopers LLP, dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect set forth in Exhibit E hereto.

     (e)  Additional Documents.  On the date hereof, counsel to the Agents shall
          --------------------
have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that Sections 8, 9, 11, 14 and 15 hereof shall survive any such termination and remain in full force and effect.

SECTION 6.  Delivery of and Payment for Notes Sold through an Agent as Agent.
            ----------------------------------------------------------------

     Delivery of Notes sold through an Agent as an agent of the Company shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the

Company for such Note, the Company will promptly return such funds to such Agent. If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7.     Additional Covenants of the Company.
               -----------------------------------
     The Company further covenants and agrees with each Agent as follows:

     (a)  Reaffirmation of Representations and Warranties.  Each acceptance by
          -----------------------------------------------
the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company herein contained and contained in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent(s) or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b)  Subsequent Delivery of Certificates.  Each time that (i) the
          -----------------------------------
Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal or (iii) the Company sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished to the Agent(s), forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(c) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in
Section 5(c) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise since the date of the agreement by such Agent(s) to purchase Notes from the Company as principal).

     (c)  Subsequent Delivery of Legal Opinions. Each time that (i) the
          -------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal or (iii) the Company sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinions of Hogan & Hartson L.L.P., counsel to the Company, and Leitman, Siegal & Payne, P.C., special real estate counsel to the Company, or other counsel satisfactory to the Agent(s), dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinion referred to in Section 5(b)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

      (d)   Subsequent Delivery of Comfort Letters.  Each time that (i) the
            --------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes) or (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal, the Company shall cause PricewaterhouseCoopers LLP forthwith to furnish to the Agent(s) a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor as the letter referred to in Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter.

SECTION 8.  Indemnification.
            ---------------

      (a)   Indemnifiation of the Agents.  The Company agrees to indemnify and
            ----------------------------
hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability,
--------  -------
claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b)  Indemnification of Company, Directors and Officers. Each Agent
          --------------------------------------------------
severally agrees to indemnify and hold harmless the Company, each trustee of CPT, each person who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c)  Actions Against Parties; Notification.  Each indemnified party shall
          -------------------------------------
give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties' defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action in accordance with the preceding sentence, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.8

     No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d)  Settlement without Consent if Failure to Reimburse.  If at any time an
          --------------------------------------------------
indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 9.   Contribution.
             ------------

     If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Agent(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

     The relative fault of the Company, on the one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the applicable Agent(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the applicable Agent(s) were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 9, (i) no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from the Company by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 9 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from the Company.

     For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each trustee of CPT, each person who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

SECTION 10.  Payment of Expenses.
             -------------------
     The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

             (a) The preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto and any preliminary prospectus, the Prospectus and any amendments or supplements thereto;

             (b) The preparation, printing and delivery of this Agreement and the Indenture;

          (c) The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

          (d) The fees and disbursements of the Company's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the fees of the Trustee;

          (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;

          (f) The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

          (g) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

          (h) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the NASD; and

          (i) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company.

SECTION 11.  Representations, Warranties and Agreements to Survive Delivery.
             --------------------------------------------------------------

     All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for the Notes.

SECTION 12.  Termination.
             -----------

     (a)  Termination of this Agreement.  This Agreement (excluding any
          -----------------------------
agreement by one or more Agents to purchase Notes from the Company as principal) may be terminated for any reason, at any time by either the Company or an Agent, as to itself, upon the giving of 30 days' prior written notice of such termination to the other party hereto, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination.

     (b)  Termination of Agreement to Purchase Notes as Principal. The
          -------------------------------------------------------
applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent(s), impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or a national securities exchange, or if trading generally on either the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated or payable, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities.

     (c)     General.  In the event of any such termination, neither party will
             -------
have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of
Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it from the Company as principal or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and
(iii) the covenant set forth in Section 4(i) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13.  Notices.
             -------

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to the Company:

          Colonial Realty Limited Partnership
          c/o Colonial Properties Trust
          2101 Sixth Street North
          Suite 750
          Birmingham, Alabama 35202
          Attention: Howard B. Nelson, Jr.
          Telecopy No.: (205) 250-8716

     If to the Agents:

          Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
          World Financial Center
          North Tower - 10th Floor
          New York, New York  10281-1310
          Attention:  MTN Product Management
          Telecopy No.:  (212) 449-2234

          Banc One Capital Markets, Inc.
          Mail Code IL1-0315
          Banc One Plaza - 14/th/ Floor
          Chicago, IL  60670-0315
          Attention:
          Telecopy No.:

          Bear, Stearns & Co. Inc.
          245 Park Avenue
          New York, New York 10167
          Attention:
          Telecopy No.: (212)

          Goldman, Sachs & Co.
          85 Broad Street
          New York, New York  10004
          Attention:
          Telecopy No.:  (212)

          PNC Capital Markets, Inc.
          249 Fifth Avenue
          Pittsburgh, Pennsylvania 15222
          Attention:
          Telecopy No.:

          Salomon Smith Barney Inc.
          388 Greenwich Street
          New York, New York 10013
          Attention:
          Telecopy No.:  (212)

          Wachovia Securities, Inc.
          Wachovia Securities, Inc.
          191 Peachtree Street, NE
          Atlanta, GA 30303
          Attention:
          Telecopy No.:  (   )
or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.  Parties.
             -------

     This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.  GOVERNING LAW; FORUM.
             --------------------

     THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

SECTION 16.  Effect of Headings.
             ------------------

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17.  Counterparts.
             ------------

     This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

     If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement among the Agents and the Company in accordance with its terms.

                              Very truly yours,

                              COLONIAL REALTY LIMITED PARTNERSHIP

                              By: Colonial Properties Trust,
                                    its general partner

                                    By:__________________________________
                                        Name:  Howard B. Nelson, Jr.
                                        Title: Chief Financial Officer and
                                               Secretary

CONFIRMED AND ACCEPTED,
  AS OF THE DATE FIRST ABOVE WRITTEN:

MERRILL LYNCH, PIERCE, FENNER & SMITH      PNC CAPITAL MARKETS, INC.
            INCORPORATED

By:_______________________________         By:_______________________________
      Authorized Signatory                          Authorized Signatory

BANC ONE CAPITAL MARKETS, INC.             SALOMON SMITH BARNEY INC.

By:_______________________________         By:_______________________________
      Authorized Signatory                          Authorized Signatory

BEAR, STEARNS & CO. INC.                   WACHOVIA SECURITIES, INC.

By:_______________________________         By:_______________________________
      Authorized Signatory                          Authorized Signatory

__________________________________
(GOLDMAN, SACHS & CO.)

                                                                       EXHIBIT A

     The following terms, if applicable, shall be agreed to by one or more Agents and the Company in connection with each sale of Notes:

     Principal Amount: $_______
          (or principal amount of foreign currency or composite currency) Interest Rate or Formula:
          If Fixed Rate Note,
             Interest Rate:
             Interest Payment Dates:
          If Floating Rate Note,
             Interest Rate Basis(es):
                  If LIBOR,
                    0 LIBOR Reuters
                    0 LIBOR Telerate
                    Designated LIBOR Currency:
                  If CMT Rate,
                    Designated CMT Telerate Page:
                    Designated CMT Maturity Index:
            Index Maturity:
            Spread and/or Spread Multiplier, if any:
            Initial Interest Rate, if any:
            Initial Interest Reset Date:
            Interest Reset Dates:
            Interest Payment Dates:
            Maximum Interest Rate, if any:
            Minimum Interest Rate, if any:
            Fixed Rate Commencement Date, if any:
            Fixed Interest Rate, if any:
            Calculation Agent:
     Redemption Provisions:
          Initial Redemption Date:
          Initial Redemption Percentage:
          Annual Redemption Percentage Reduction, if any:
     Repayment Provisions:
          Optional Repayment Date(s):
     Original Issue Date:
     Stated Maturity Date:
     Specified Currency:
     Exchange Rate Agent:
     Authorized Denomination:
     Purchase Price: ___%, plus accrued interest, if any, from ___________ [Price to Public: ___%, plus accrued interest, if any, from ___________] Settlement Date and Time:
     Additional/Other Terms:

Also, in connection with the purchase of Notes from the Company by one or more Agents as principal, agreement as to whether the following will be required:

     Officers' Certificate pursuant to Section 7(b) of the Distribution
     Agreement.
     Legal Opinions pursuant to Section 7(c) of the Distribution Agreement. Comfort Letter pursuant to Section 7(d) of the Distribution Agreement. Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                                   SCHEDULE A

     As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                                  PERCENT OF
MATURITY RANGES                                                PRINCIPAL AMOUNT
---------------                                                ----------------

From 9 months to less than 1 year............................         .125%

From 1 year to less than 18 months...........................         .150

From 18 months to less than 2 years..........................         .200

From 2 years to less than 3 years............................         .250

From 3 years to less than 4 years............................         .350

From 4 years to less than 5 years............................         .450

From 5 years to less than 6 years............................         .500

From 6 years to less than 7 years............................         .550

From 7 years to less than 10 years...........................         .600

From 10 years to less than 15 years..........................         .625

From 15 years to less than 20 years..........................         .700

From 20 years to 30 years....................................         .750

Greater than 30 years........................................         *

_______________________
*    As agreed to by the Company and the applicable Agent at the time of sale.

                                                                       EXHIBIT B

                      Colonial Realty Limited Partnership

                           ADMINISTRATIVE PROCEDURES

              for Fixed Rate and Floating Rate Medium-Term Notes
                  Due Nine Months or More from Date of Issue
                         (Dated as of August 31, 2000)

     Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes") are to be offered on a continuing basis by Colonial Realty Limited Partnership, a Delaware limited partnership (the "Company"), to or through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Goldman Sachs & Co., PNC Capital Markets, Inc., Salomon Smith Barney Inc., and Wachovia Securities, Inc. (each, an "Agent" and, collectively, the "Agents") pursuant to a Distribution Agreement, dated August ___, 2000 (the "Distribution Agreement"), by and among the Company and the Agents. The Distribution Agreement provides both for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the related Agent or Agents), in which case each such Agent will act as an agent of the Company in soliciting offers to purchase the Notes.

     Unless otherwise agreed by the related Agent or Agents and the Company, Notes will be purchased by the related Agent or Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Company (which terms shall be agreed upon orally, with written confirmation prepared promptly by the related Agent or Agents and mailed promptly to the Company). If agreed upon by any Agent or Agents and the Company, the Agent or Agents, acting solely as agent or agents for the Company and not as principal, will use reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent or Agents shall apply to the offer and sale of the relevant Notes.

     The Notes will be issued as a series of debt securities under an Indenture, dated as of July 22, 1996, as amended, supplemented or modified from time to time (the "Indenture"), between the Company and Bankers Trust Company, as trustee (together with any successor in such capacity, the "Trustee"). The Company has filed Registration Statements with the Securities and Exchange Commission (the "Commission") registering debt securities (which includes the Notes) (the "Registration Statements"). The most recent base prospectus deemed part of the Registration Statements, as supplemented with respect to the Notes, is herein referred to as "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

     The Notes will either be issued (a) in book-entry form and represented by one or more fully registered global Notes (each, a "Global Note") delivered to the Trustee, as custodian for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by

DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser.

     General procedures relating to the issuance of all Notes are set forth in
Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                 PART I:  PROCEDURES OF GENERAL APPLICABILITY

Date of Issuance/
 Authentication:              Each Note will be dated as of the date of its
                              authentication by the Trustee. Each Note shall also bear an original issue date (each, an "Original Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:                   Each Note will mature on a date nine months or
                              more from its Original Issue Date (the "Stated
                              Maturity Date") selected by the investor or other purchaser and agreed to by the Company.

Registration:                 Unless otherwise specified in the applicable
                              Pricing Supplement, Notes will be issued only in fully registered form.

Denominations:                Unless otherwise specified in the applicable
                              Pricing Supplement, the Notes will be issued in denominations of $1,000 and integral multiples thereof.

Interest Rate Bases:          Unless otherwise specified in the applicable
                              Pricing Supplement, the Notes will bear interest at fixed rates ("Fixed Rate Notes") or at floating rates ("Floating Rate Notes") determined by reference to one or more Interest Rate Bases or formulas, as adjusted by the Spread and/or Spread
                              Multiplier, if any, applicable to such Floating
                              Rate Notes.

Redemption/Repayment:         The Notes will be subject to redemption by the
                              Company in accordance with the terms of the Notes, which will be fixed at the time of sale and set forth in the applicable Pricing Supplement. If no Initial Redemption Date is specified on the face of a

                              Note, such Note will not be redeemable prior to its Stated Maturity Date.

                              The Notes will be subject to repayment at the option of the Holders thereof in accordance with the terms of the Notes, which will be fixed at the time of sale and set forth in the applicable Pricing Supplement. If no Optional Repayment Date is specified on the face of a Note, such Note will not be repayable at the option of the Holder prior to its Stated Maturity Date.

Calculation of
 Interest:                    Unless otherwise specified in the applicable
                              Pricing Supplement, interest on each Fixed Rate
                              Note (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

                              The interest rate on each Floating Rate Note will be calculated by reference to the specified Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any.

                              Unless otherwise specified in the applicable
                              Pricing Supplement, interest on each Floating Rate Note will be calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Pricing Supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, LIBOR or Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year if the CMT Rate or Treasury Rate is an applicable Interest Rate Basis. The interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified in the applicable Pricing Supplement applied.

Interest:                     General.  Each Note will bear interest in
                              -------
                              accordance with its terms. Unless otherwise specified in the applicable Pricing Supplement, interest on each Note will accrue from and including the Original Issue Date of such Note for the first interest period or from the most recent
                              Interest Payment Date (as defined below) to which interest has been paid or duly provided for all subsequent interest periods to but excluding the applicable Interest Payment Date or the Stated
                              Maturity Date or date of earlier redemption, repayment or acceleration of maturity or if the maturity of the Note is extended, the new date of maturity specified in a notice of such exercise, as the case may be (the Stated Maturity Date or such earlier or later date, as the case may be, is referred to herein as the "Maturity Date" with respect to the principal repayable on such date).

                              If an Interest Payment Date or the Maturity Date with respect to any Fixed Rate Note falls on a day that is not a Business Day (as defined in the Prospectus), the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after such day to the next succeeding Business Day. If an Interest Payment Date other than the Maturity Date with respect to any Floating Rate Note would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Note for which LIBOR is an applicable Interest Rate Basis, if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date with respect to any Floating Rate Note falls on a day that is not a Business Day, the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after the Maturity Date to the next succeeding Business Day.

                              Regular Record Dates. Unless otherwise specified
                              --------------------
                              in the applicable Pricing Supplement, the "Regular Record Date'' for a Note shall be the date 15 calendar days (whether or not a Business Day) preceding the applicable Interest Payment Date.

                              Interest Payment Dates. Interest payments will be
                              ----------------------
                              made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date; provided, however, the first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will occur on the Interest Payment Date immediately following the next succeeding Regular Record Date.

                              Unless otherwise specified in the applicable
                              Pricing Supplement, interest payments on Fixed Rate Notes will be made semiannually in arrears on June 15 and December 15 of each year and on the Maturity Date, while interest payments on Floating Rate Notes will be made as specified in the applicable Pricing Supplement.

Acceptance and
  Rejection of Offers
  from Solicitation
  as Agents:                  If agreed upon by any Agent and the Company, then
                              such Agent acting solely as agent for the Company and not as principal will solicit purchases of the Notes. Each Agent will communicate to the Company, orally or in writing, each reasonable offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by such Agent. Each Agent has the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be a breach of such Agent's agreement contained in the Distribution Agreement. The Company has the sole right to accept or reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not constitute a breach of the Company's agreement contained in the Distribution Agreement.
                              Each Agent has agreed to make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company.

Preparation of
  Pricing Supplement:         If any offer to purchase a Note is accepted by the
                              Company, the Company will promptly prepare a Pricing Supplement reflecting the terms of such Note. Information to be included in the Pricing
                              Supplement shall include:


                              1.   the name of the Company;

                              2.   the title of the Notes;

                              3. the date of the Pricing Supplement and the date of the Prospectus to which the Pricing Supplement relates;

                              4. the name of the Offering Agent (as defined below);

                              5. whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Company;

                              6. with respect to Notes sold to the Offering Agent as principal, whether such Notes will be resold by the Offering Agent to investors and other purchasers at (i) a fixed public offering price of a specified percentage of their principal amount or (ii) at varying prices related to prevailing market prices at the time of resale to be determined by the Offering Agent;

                              7. with respect to Notes sold to an investor or other purchaser through the Offering Agent acting as agent for the Company, whether such Notes will be sold at (i) 100% of their principal amount or (ii) a specified percentage of their principal amount;

                              8.   the Offering Agent's discount or commission;

                              9.   Net proceeds to the Company;

                              10. the Principal Amount, Specified Currency, Original Issue Date, Stated Maturity Date, Interest Payment Date(s), Authorized Denomination, Initial Redemption Date, if any, Initial Redemption Percentage, if any, Annual Redemption Percentage Reduction, if any, Optional Repayment Date(s), if any, Exchange Rate Agent, if any, and, in the case of Fixed Rate Notes, the Interest Rate, and, in the case of Floating Rate Notes, the Interest Category, the Interest Rate Basis or Bases, Day Count Convention, Index Maturity (if applicable), Initial Interest Rate, if any, Maximum Interest Rate, if any, Minimum Interest Rate, if any, Initial Interest Reset Date, Interest Reset Dates, Spread and/or Spread Multiplier, if any, and Calculation Agent, and, in the case of Discount Notes, the Issue Price; and

                              11. any other additional provisions of the Notes material to investors or other purchasers of the Notes not otherwise specified in the Prospectus.

                              The Company shall send such Pricing Supplement by telecopy or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m., New York City time, on the Business Day following the applicable trade date) to the Agent which made or presented the offer to purchase the applicable Note (in such capacity, the "Offering Agent") and the Trustee at the following applicable address: if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to: Tritech Services, 40 Colonial Drive, Piscataway, New Jersey 08854, Attention:
                              Nachman Kimerling/Final Private Placement
                              Memorandum Unit, (908) 885-2768, telecopier:
                              (908) 885-2774/5/6, with a copy of such Pricing Supplement to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, 10th Floor, New York, New York, 10281-1310, Attention: MTN Product Management, (212) 449-7476, telecopier: (212) 449-
                              2234; if to Banc One Capital Markets, Inc., 1 Bank One Plaza, Suite IL-1-0595, Chicago, IL 60670,
                              Attention: Corporate Securities Structuring, (312) 732-8270, telecopier: (312) 732-4773; Bear,
                              Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Ranada Fergerson, MTN Documentation, (212) 272-3352, telecopier: (212) 272-4933; Goldman, Sachs & Co., 85 Broad Street, 29th Floor, New York, New York 10004, Attention:
                              Ben Smilchemsky, MTN Trading, (212) 902-1482, telecopier: (212) 902-0658; PNC Capital Markets, Inc., 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Craig Grenci, Taxable Syndicate Desk, (412) 762-8555, telecopier: (412) 762-9124;
                              Salomon Smith Barney Inc., 390 Greenwich Street, 4th Floor, New York, New York 10013, Attention:
                              Staci Smyth, Financial Analyst, (212) 723-6104, telecopier: (212) 723-8672; Wachovia Securities, Inc., 191 Peachtree Street, NE, 7th Floor (MC: GA-
                              400), Atlanta, Georgia, Attention: Marc Ratnowsky and Stewart Holmes, (404) 332-4000, telecopier:
                              (404) 332-4001; and if to the Trustee, to: Bankers Trust Company,

                              Four Albany Street, New York, New York 10006,
                              Attention: Corporate Market Services,
                              (212) 250-6382, telecopier: (212) 250-6961. A copy
                              of such Pricing Supplement shall also be sent to Brown Wood llp, One World Trade Center - 57th Floor, New York, New York 10048, Attention: Edward
                              F. Petrosky, Esq.

                              In each instance that a Pricing Supplement is prepared, the Offering Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent. Pursuant to Rule 434 ("Rule 434") of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the Prospectus. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Settlement:                   The receipt of immediately available funds by the
                              Company in payment for a Note and the
                              authentication and delivery of such Note shall, with respect to such Note, constitute
                              "settlement". Offers accepted by the Company will be settled in three Business Days, or at such time as the purchaser, the Offering Agent and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedure Timetable" with respect to Global Notes and Certificated Notes, respectively (each such date fixed for settlement is hereinafter referred to as a "Settlement
                              Date"). If procedures A and B of the applicable
                              Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures
                              Timetable", such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Company shall agree.

                              The foregoing settlement procedures may be modified with respect to any purchase of Notes by an Agent as principal if so agreed by the Company and such Agent.

Procedure for Changing
  Rates or Other
  Variable Terms:             When a decision has been reached to change the
                              interest rate or any other variable term on any Notes being sold by the Company, the Company will promptly advise the Agents and the Trustee by telephone and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The
                              Agents will telephone the Company with
                              recommendations as to the changed interest rates or other variable terms. At such time as the Company notifies the Agents and the Trustee of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time, only
                              "indications of interest" may be recorded.
                              Immediately after acceptance by the Company of an offer to purchase Notes at a new interest rate or new variable term, the Company, the Offering Agent and the Trustee shall follow the procedures set forth under the applicable "Settlement
                              Procedures".

Suspension of
  Solicitation;
  Amendment or
  Supplement:                 The Company may instruct the Agents to suspend
                              solicitation of offers to purchase Notes at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised the Agents that solicitation of offers to purchase may be resumed.
                              Any notice of an amendment or supplement to the Registration Statement or the Prospectus required to be given by the Company to the Agents pursuant to the Distribution Agreement shall be given as so required and any amendment or supplement to the Registration Statement or the Prospectus required to be delivered or mailed to the Agents pursuant to the Distribution Agreement shall be delivered or mailed as so required in quantities which such parties may reasonably request at the following respective addresses: if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial
                              Center, North Tower, 10th Floor, New York, New
                              York 10281-1310, Attention: MTN Product
                              Management, (212) 449-7476, telecopier: (212) 449-
                              2234; if to

                              Banc One Capital Markets, Inc., 1 Bank One Plaza, Suite IL-1-0595, Chicago, IL 60670, Attention:
                              Corporate Securities Structuring, (312) 732-8270, telecopier: (312) 732-4773; Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167,
                              Attention: Ranada Fergerson, MTN Documentation,
                              (212) 272-3352, telecopier: (212) 272-4933;
                              Goldman, Sachs & Co., 85 Broad Street, 29th Floor, New York, New York 10004, Attention: Ben Smilchemsky, MTN Trading, (212) 902-1482, telecopier: (212) 902-0658; PNC Capital Markets, Inc., 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Craig Grenci, Taxable Syndicate Desk, (412) 762-8555, telecopier: (412) 762-9124;
                              Salomon Smith Barney Inc., 390 Greenwich Street, 4th Floor, New York, New York 10013, Attention:
                              Staci Smyth, Financial Analyst, (212) 723-6104, telecopier: (212) 723-8672; Wachovia Securities, Inc., 191 Peachtree Street, NE, 7th Floor (MC: GA-
                              400), Atlanta, Georgia, Attention: Marc Ratnowsky and Stewart Holmes, (404) 332-4000, telecopier:
                              (404) 332-4001; and if to the Trustee, to: Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Market Services,
                              (212) 250-6382, telecopier: (212) 250-6961. One
                              copy of such amendment or supplement shall be sent to Brown & Wood llp, One World Trade Center - 57th Floor, New York, New York 10048, Attention: Edward
                              F. Petrosky, Esq.

                              In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Company which have not been settled, the Company will promptly advise the Offering Agent and the Trustee whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus
  and applicable
  Pricing Supplement:         A copy of the most recent Prospectus and the
                              applicable Pricing Supplement, which pursuant to Rule 434 may be delivered separately from the Prospectus, must accompany or precede the earlier of (a) the written confirmation of a sale sent to an investor or other purchaser or its agent and
                              (b) the delivery of Notes to an investor or other purchaser or its agent.

Authenticity of
  Signatures:                 The Agents will have no obligation or liability to
                              the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Documents Incorporated
  by Reference:               The Company shall supply the Agents with an
                              adequate supply of all documents incorporated by reference in the Registration Statement and the Prospectus.

                     PART II:  PROCEDURES FOR NOTES ISSUED
                              IN BOOK-ENTRY FORM

     In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations and Bring-Down Letter of Representations from the Company and the Trustee to DTC, dated December 5, 1996, and August 30, 2000, and a Certificate Agreement, dated October 21, 1988, between the Trustee and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                     All Fixed Rate Notes issued in book-entry form
                              having the same Original Issue Date, Specified
                              Currency, Interest Rate, Interest Payment Dates, redemption and/or repayment terms, if any, and Stated Maturity Date (collectively, the "Fixed
                              Rate Terms") will be represented initially by one or more Global Notes; and all Floating Rate Notes issued in book-entry form having the same Original
                              Issue Date, Specified Currency, Interest Category, formula for the calculation of interest (including the Interest Rate Basis or Bases, which may be the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the
                              Federal Funds Rate, LIBOR, the Prime Rate or the
                              Treasury Rate or any other interest rate basis or formula, and Spread and/or Spread Multiplier, if any), Day Count Convention, Initial Interest Rate,
                              Index Maturity (if applicable), Minimum Interest
                              Rate, if any, Maximum Interest Rate, if any, redemption and/or repayment terms, if any, Interest Payment Dates, Initial Interest Reset
                              Date, Interest Reset Dates and Stated Maturity
                              Date (collectively, the "Floating Rate Terms") will be represented initially by one or more
                              Global Notes.

                              For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

                              Owners of beneficial interests in Global Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

Identification:               The Company has arranged with the CUSIP Service
                              Bureau of Standard & Poor's Ratings Services (the
                              "CUSIP Service Bureau") for the reservation of one series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers which have been reserved for and relate to Global Notes and the Company has delivered to each of the Trustee and DTC such list of such CUSIP numbers. The Company will assign CUSIP numbers to Global Notes as described below under Settlement Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global
                              Notes, and, if it deems necessary, the Company will reserve and obtain additional CUSIP numbers for assignment to Global Notes. Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional. numbers to the Trustee and DTC. Notes issued in book-entry form in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) (which is not currently possible due to limitations in the aggregate principal amount of the Notes) in aggregate principal amount and otherwise required to be represented by the same
                              Global Note will instead be represented by two or more Global Notes which shall all be assigned the same CUSIP number.

Registration:                 Unless otherwise specified by DTC, each Global
                              Note will be registered in the name of Cede & Co.,
                              as nominee for DTC, on the register maintained by
                              the Trustee under the Indenture. The beneficial
                              owner of a Note issued in book-entry form (i.e.,
                                                                         ----
                              an owner of a beneficial interest in a Global
                              Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                    Transfers of beneficial ownership interests in a
                              Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

Exchanges:                    The Trustee may deliver to DTC and the CUSIP
                              Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more
                              Global Notes outstanding on such date that represent Global Notes having the same Fixed Rate
                              Terms or Floating Rate Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Global Notes shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants
                              (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP
                              Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such

                              Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount, one replacement Note will be authenticated and issued to represent each $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of the exchanged Global Notes and an additional Global Note or Notes will be authenticated and issued to represent any remaining principal amount of such Global Notes (See "Denominations" below).

Denominations:                Unless otherwise specified in the applicable
                              Pricing Supplement, Notes issued in book-entry form will be issued in denominations of $1,000 and integral multiples thereof. Each Global Note will be denominated in an aggregate principal amount not in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies). If one or more Notes are issued in book-entry form having an aggregate principal amount in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) and would, but for the preceding sentence, be represented by a single
                              Global Note, then one Global Note will be issued to represent each $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of such Notes issued in book-entry form and an additional
                              Global Note will be issued to represent any remaining aggregate principal amount of such Notes issued in book-entry form. In such a case, each of the Global Notes representing Notes issued in book-entry form shall be assigned the same CUSIP number.

Payments of Principal
  and Interest:               Payments of Interest Only. Promptly after each
                              -------------------------
                              Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment
                              Date (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest
                              Payment Date by reference to the daily bond reports published by Standard & Poor's Ratings
                              Services. On such Interest Payment Date, the
                              Company will pay to the Trustee in immediately available funds an amount sufficient to pay the interest then due and owing on the Global Notes, and upon receipt of such funds from the Company, the Trustee in turn will pay to DTC such total amount of interest due on such Global Notes (other than on the Maturity Date) which is payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment". The Trustee shall make payment of that amount of interest due and owing on any Global Notes that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                              Notice of Interest Rates. Promptly after each
                              ------------------------
                              Interest Determination Date or Calculation Date, as the case may be, for Floating Rate Notes issued in book-entry form, the Trustee will notify each of Moody's Investors Service, Inc. and Standard & Poor's Ratings Services of the interest rates determined as of such Interest Determination Date.

                              Payments at Maturity. On or about the first
                              --------------------
                              Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note maturing or otherwise becoming due in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to the Trustee in immediately available funds an amount sufficient to make the required payments, and upon receipt of such funds the Trustee in turn will pay to DTC the principal amount of Global Notes, together with premium, if any, and interest due on the Maturity

                              Date, which are payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment". The Trustee shall make payment of the principal, premium, if any, and interest to be paid on the Maturity Date of each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Participants. Promptly after (i) payment to DTC of the principal, premium, if any, and interest due on the Maturity Date of a Global Note payable in U.S. dollars and (ii) payment of the principal, premium, if any, and interest due on the Maturity Date of a Global Note to those Participants who have elected to receive such payments in foreign or composite currencies, the Trustee will cancel such Global Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Global Notes as of the close of business on the immediately preceding Business Day.

                              Manner of Payment. The total amount of any
                              -----------------
                              principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or the Maturity Date, as the case may be, which is payable in U.S. dollars shall be paid by the Company to the Trustee in funds available for use by the Trustee no later than 10:00 a.m., New York City time, on such date. The Company will make such payment on such Global Notes to an account specified by the Trustee. Upon receipt of such funds, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment in U.S. dollars of principal, premium, if any, and interest due on Global Notes on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the beneficial interests in such Global Notes are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment in U.S. dollars by DTC of the principal of, or premium, if any, or interest on, the Global Notes. The Trustee shall make all payments of principal, premium, if any, and interest on each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                              Withholding Taxes. The amount of any taxes
                              -----------------
                              required under applicable law to be withheld from any interest payment on a Global Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Global Note.

Settlement
  Procedures:                 Settlement Procedures with regard to each Note in
                              book-entry form sold by an Agent, as agent of the Company, or purchased by an Agent, as principal, will be as follows:

                              A. The Offering Agent will advise the Company by telephone, confirmed by facsimile, of the following settlement information:

                                  1. Principal Amount, Authorized Denomination and Specified Currency.

                                  2.  Exchange Rate Agent, if any.

                                  3.  (a)   Fixed Rate Notes:

                                            (i)   Interest Rate.

                                            (ii)  Interest Payment Dates.

                                      (b)   Floating Rate Notes:

                                            (i)   Interest Category.

                                            (ii)  Interest Rate Basis or Bases.

                                            (iii) Initial Interest Rate.

                                             (iv)  Spread and/or Spread
                                                   Multiplier, if any.

                                              (v)  Initial Interest Reset Date
                                                   or Interest Reset Dates.

                                             (vi)  Interest Payment Dates.

                                            (vii)  Index Maturity, if any.

                                           (viii)  Maximum and/or Minimum
                                                   Interest Rates, if any.

                                             (ix)   Day Count Convention.

                                              (x)   Calculation Agent.

                                        (c)  Discount Notes:

                                             (i) Issue Price

                                    4.  Price to public of such Note or whether
                                        such Note is being offered at varying
                                        prices relating to prevailing market
                                        prices at time of resale as determined
                                        by the Offering Agent.

                                    5.  Trade Date.

                                    6.  Settlement Date (Original Issue Date).

                                    7.  Stated Maturity Date.

                                    8.  Whether the Company has the option to
                                        extend the Stated Maturity Date of the
                                        Note, and, if so the final Maturity
                                        Date.

                                    9.  Redemption provisions, if any.

                                   10.  Repayment provisions, if any.

                                   11.  Net proceeds to the Company.

                                   12.  The Offering Agent's discount or
                                        commission.

                                   13. Whether such Note is being sold to the
                                       Offering Agent as principal or to an
                                       investor or other purchaser through the
                                       Offering Agent acting as agent for the
                                       Company.

                                   14. Such other information specified with
                                       respect to such Note (whether by Addendum or otherwise).

                              B. The Company will assign a CUSIP number to the Global Note representing such Note and then advise the Trustee by facsimile transmission or other electronic transmission of the above settlement information received from the Offering Agent, such CUSIP number and the name of the Offering Agent. The Company will also advise the Offering Agent of the CUSIP number assigned to the Global Note.

                              C. The Trustee will communicate to DTC and the Offering Agent through DTC's Participant Terminal System a pending deposit message specifying the following settlement information:

                                   1.  The information set forth in the
                                       Settlement Procedure A.

                                   2. Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Offering Agent.

                                   3.  Identification of the Global Note as a
                                       Fixed Rate Global Note or Floating Rate
                                       Global Note.

                                   4.  Initial Interest Payment Date for such
                                       Note, number of days by which such date
                                       succeeds the related record date for DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

                                   5.  CUSIP number of the Global Note
                                       representing such Note.

                                   6.  Whether such Global Note represents any
                                       other Notes issued or to be issued in
                                       book-entry form.

                                    DTC will arrange for each pending deposit message described above to be transmitted to Standard & Poor's Ratings Services, which will use the information in the message to include certain terms of the related Global
                                    Note in the appropriate daily bond report published by Standard & Poor's Ratings Services.

                              D. The Trustee will complete and authenticate the Global Note representing such Note.

                              E. DTC will credit such Note to the participant account of the Trustee maintained by DTC.


                              F. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note to the participant account of the Offering Agent maintained by DTC and (ii) to debit the settlement account of the Offering Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Offering Agent's discount or underwriting commission, as applicable. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

                              G. In the case of Notes in book-entry form sold through the Offering Agent, as agent, the Offering Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Offering Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Offering Agent maintained by DTC in an amount equal to the initial public offering price of such Note.

                              H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                              I.   Upon receipt, the Trustee will pay the
                                   Company, by wire transfer of immediately available funds to an account specified by the Company to the Trustee from time to time, the amount transferred to the Trustee in accordance with Settlement Procedure F.

                              J. The Trustee will send a copy of the Global Note by first class mail to the Company and, at the request of the Company, a statement setting forth the principal amount of Notes Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

                              K. If such Note was sold through the Offering Agent, as agent, the Offering Agent will confirm the purchase of such Note to the investor or other purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such investor or other purchaser.

Settlement Procedures
  Timetable:                  For offers to purchase Notes accepted by the
                              Company, Settlement Procedures A through K set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

                              Settlement
                              Procedure                     Time
                              ---------                     ----

                                  A               11:00 a.m. on the trade date
                                                  or within one hour following
                                                  the trade
                                  B               12:00 noon on the trade date
                                                  or within one hour following
                                                  the trade
                                  C               No later than the close of
                                                  business on the trade date
                                  D               9:00 a.m. on Settlement Date
                                  E               10:00 a.m. on Settlement Date
                                  F-G             No later than 2:00 p.m. on
                                                  Settlement Date
                                  H               4:00 p.m. on Settlement Date
                                  I-K             5:00 p.m. on Settlement Date

                              Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date..

                              If settlement of a Note issued in book-entry form is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:            If the Trustee fails to enter an SDFS deliver
                              order with respect to a Note issued in book-entry form pursuant to Settlement Procedure F, the Trustee may deliver to DTC, through DTC's
                              Participant Terminal System, as soon as
                              practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Global
                              Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Global Note, the Trustee will mark such Global Note "canceled", make appropriate entries in its records and send certification of destruction of such canceled
                              Global Note to the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Global Note, the Trustee will exchange such Global Note for two
                              Global Notes, one of which shall represent the Global Notes for which withdrawal messages are processed and shall be canceled immediately after issuance and the other of which shall represent the other Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

                              In the case of any Note in book-entry form sold through the Offering Agent, as agent, if the purchase price for any such Note is not timely paid to the Participants with respect thereto by the beneficial investor or other purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such Participants and, in turn, the related Offering Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures F and G, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                              Notwithstanding the foregoing, upon any failure to settle with respect to a Note in book-entry form, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Global Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedure D, for the authentication and issuance of a Global Note representing such remaining Notes and will make appropriate entries in its records.

                  PART III: PROCEDURES FOR CERTIFICATED NOTES

Denominations:                Unless otherwise specified in the applicable
                              Pricing Supplement, the Certificated Notes will be issued in denominations of $1,000 and integral multiples thereof.

Payments of Principal,
  Premium, if any,
  and Interest:               Upon presentment and delivery of the Certificated
                              Note, the Trustee upon receipt of immediately available funds from the Company will pay the principal of, and premium, if any, and interest on, each Certificated Note on the Maturity Date in immediately available funds. All interest payments on a Certificated Note, other than interest due on the Maturity Date, will be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register;
                              provided, however, that Holders of $10,000,000
                              (or, if the applicable Specified Currency is other than United States dollars, the equivalent thereof in such Specified Currency) or more in aggregate principal amount of Certificated Notes (whether having identical or different terms and provisions) shall be entitled to receive such interest payments by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date.

                              The Trustee will provide monthly to the Company a list of the principal, premium, if any, and interest to be paid on Certificated Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law.

                              Certificated Notes presented to the Trustee on the Maturity Date for Payment will be canceled by the Trustee. All canceled Certificated Notes held by the Trustee shall be destroyed, and the Trustee shall furnish to the Company a certificate with respect to such destruction.

Settlement
  Procedures:                 Settlement Procedures with regard to each
                              Certificated Note purchased by an Agent, as principal, or through an Agent, as agent, shall be as follows:

                              A. The Offering Agent will advise the Company by telephone of the following Settlement information with regard to each Certificated
                                   Note:

                                   1.  Exact name in which the Certificated
                                       Note(s) is to be registered (the
                                       "Registered Owner").

                                   2.  Exact address or addresses of the
                                       Registered Owner for delivery, notices
                                       and payments of principal, premium, if
                                       any, and interest.

                                   3.  Taxpayer identification number of the
                                       Registered Owner.

                                   4. Principal Amount, Authorized Denomination and Specified Currency.

                                   5.  Exchange Rate Agent, if any.

                                   6.  (a) Fixed Rate Notes:

                                           (i)   Interest Rate.

                                           (ii)  Interest Payment Dates.

                                           (iii) Whether such Note is being
                                                 issued with Original Issue

                                                 Discount and, if so, the terms
                                                 thereof.

                                           (b)  Floating Rate Notes:

                                                 (i)   Interest Category.

                                                (ii)   Interest Rate Basis or
                                                       Bases.

                                               (iii)   Initial Interest Rate.

                                                (iv)   Spread and/or Spread
                                                       Multiplier, if any.

                                                 (v)   Initial Interest Reset
                                                       Date and Interest Reset
                                                       Dates.

                                                (vi)   Interest Payment Dates.

                                               (vii)   Index Maturity, if any.

                                              (viii)   Maximum and/or Minimum
                                                       Interest Rates, if any.

                                                (ix)   Day Count Convention.

                                                 (x)   Calculation Agent.

                                        7. Price to public of such Note or
                                           whether such Note is being offered at
                                           varying prices relating to prevailing
                                           market prices at time of resale as
                                           determined by the Offering Agent.

                                        8.  Trade Date.

                                        9.  Settlement Date (Original Issue
                                            Date).

                                        10. Stated Maturity Date.

                                        11. Whether the Company has the option
                                            to extend the Stated Maturity Date
                                            of the Note, and, if so the final
                                            Maturity Date.

                                        12. Redemption provisions, if any.

                                        13. Repayment provisions, if any.

                                       14. Net proceeds to the Company.

                                       15. The Offering Agent's discount or
                                           commission.

                                       16. Whether such Note is being sold to
                                           the Offering Agent as principal or to
                                           an investor or other purchaser
                                           through the Offering Agent acting as
                                           agent for the Company.

                                       17. Such other information specified with
                                           respect to such Note (whether by
                                           Addendum or otherwise).

                                  B.   After receiving such settlement
                                       information from the Offering Agent, the Company will advise the Trustee of the above settlement information by facsimile transmission confirmed by telephone. The Company will cause the Trustee to issue, authenticate and deliver the Certificated Note.

                                  C.   The Trustee will complete the
                                       Certificated Note in the form approved by the Company and the Offering Agent, and will make three copies thereof (herein called "Stub 1", "Stub 2" and "Stub 3"):

                                       1.  Certificated Note with the Offering
                                           Agent's confirmation, if traded on a
                                           principal basis, or the Offering
                                           Agent's customer confirmation, if
                                           traded on an agency basis.

                                       2.  Stub 1 for Trustee.

                                       3.  Stub 2 for Offering Agent.

                                       4.  Stub 3 for the Company.

                                  D.   With respect to each trade, the Trustee
                                       will deliver the Certificated Note and
                                       Stub 2 thereof to the Offering Agent at
                                       the following applicable address: if to
                                       Merrill Lynch, Pierce, Fenner & Smith
                                       Incorporated, Merrill Lynch Money Markets
                                       Clearance, 55 Water Street, Concourse

                                      Level, N.S.C.C. Window, New York, New York
                                      10041, Attention: Al Mitchell, (212) 558-
                                      2405, telecopier: (212) 558-2457; if to
                                      LIST OTHER AGENTS. The Trustee will keep
                                      Stub 1. The Offering Agent will
                                      acknowledge receipt of the Certificated
                                      Note through a broker's receipt and will keep Stub 2. Delivery of the Certificated Note will be made only against such acknowledgment of receipt. Upon determination that the Certificated Note has been authorized, delivered and completed as aforementioned, the Offering Agent will wire the net proceeds of the Certificated Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.

                                 E.   In the case of a Certificated Note sold
                                      through the Offering Agent, as agent, the Offering Agent will deliver such Certificated Note (with the confirmation) to the purchaser against payment in immediately available funds.

                                 F.   The Trustee will send Stub 3 to the
                                      Company.

Settlement
  Procedures
  Timetable:                     For offers to purchase Certificated Notes
                                 accepted by the Company, Settlement Procedures
                                 A through F set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

                                 Settlement
                                 Procedure             Time
                                 ---------             ----

                                     A         11:00 a.m. on the trade date or
                                               within one hour following the
                                               trade
                                     B         12:00 noon on the trade date or
                                               within one hour following the
                                               trade
                                     C-D       2:15 p.m. on Settlement Date

                                     E        3:00 p.m. on Settlement Date
                                     F        5:00 p.m. on Settlement Date

Failure to Settle:            In the case of Certificated Notes sold through the
                              Offering Agent, as agent, if an investor or other purchaser of a Certificated Note from the Company shall either fail to accept delivery of or fail to make payment for such Certificated Note on the date fixed for settlement, the Offering Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return such Certificated Note to the Trustee.

                              The Trustee, upon receipt of such Certificated Note from the Offering Agent, will immediately advise the Company and the Company will promptly arrange to credit the account of the Offering Agent in an amount of immediately available funds equal to the amount previously paid to the Company by such Offering Agent in settlement for such Certificated Note. Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than default by the Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such offering Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and destroy such Certificated Note, make appropriate entries in its records to reflect the fact that such Certificated Note was never issued, and accordingly notify in writing the Company.